Exhibit 10.1

SECOND ADDENDUM TO AMENDED STOCK TRANSFER AGREEMENT

This Second Addendum to Amended Stock Transfer Agreement (the “Addendum”), is entered into, as of July __, 2011, by and among FBC Holdings, Inc., a Nevada corporation (“FBCH”), and Super Rad Corporation, a Nevada corporation (“SRC”), each as “Party” and collectively, the “Parties.”

WHEREAS, the Parties previously entered into an Asset Purchase Agreement, dated as of July 2, 2010;

WHEREAS, the Parties previously entered into a Stock Transfer Agreement, dated as of September 2010;

WHEREAS, the Parties previously entered into an Amended Asset Purchase Agreement, dated as of February 10, 2011;

WHEREAS, the Parties previously entered into an Amended Stock Transfer Agreement, dated as of February 10, 2011; and

WHEREAS, the Parties desire to honor the aforementioned agreements, to complete the contemplated asset purchase, and to commence business as Super Rad Industries (“SRI”).

NOW, THEREFORE, in consideration of the foregoing, and in reliance on the mutual agreements contained herein, the Parties agree as follows:

Pursuant to the terms and conditions of the Parties’ Amended Asset Purchase Agreement, dated as of February 10, 2011, SRC has now sold, transferred, conveyed, assigned and delivered free from all liens, charges and encumbrances to FBCH, and FBCH has purchased, acquired and accepted from SRC all right, title and interest in and to the SRC Assets. As set forth in the Asset Purchase Agreement, the SRC Assets include: All current licenses and contracts; Any Sculpts or Prototypes; Superradtoys.com; and the name Super Rad Toys.

Pursuant to the terms and conditions of the Parties’ Amended Stock Transfer Agreement, dated as of February 10, 2011, and pursuant to this Addendum, FBCH shall deliver One Hundred and Forty-Five Thousand Dollars ($145,000) to SRC in United States funds to complete the Parties’ contemplated asset purchase (“FBCH’s Payment Obligations”). FBCH shall make an initial payment of Sixty Thousand Dollars ($60,000) to SRC in United States funds, as well as agreed-upon payments for expenses associated with SRC’s website development, product production and freight delivery, legal fees, third-party licenses, storefront lease obligations, and consulting agreements (“SRC Operational Expenses”), by not later than July 13, 2011. FBCH shall pay the remaining Eighty-Five Thousand Dollars ($85,000), by delivering Ten Thousand Dollars ($10,000) per month to SRC in United States funds not later than the first (1st) day of each month, beginning on August 1, 2011, until the remaining Eighty-Five Thousand Dollars ($85,000) is paid in full. (These monthly payments shall be referred to herein as the “Monthly Payments”).

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In addition, by not later than August 15, 2011, the Parties shall provide each other with a detailed accounting of all funds paid or loaned by FBCH to SRC in connection with the contemplated asset purchase. Pursuant to the results of this accounting, FBCH shall pay the outstanding balance of the One and One Half Million Dollars ($1,500,000) (“SRI Working Capital”), as set forth in the Parties’ Amended Asset Purchase Agreement and Amended Stock Transfer Agreement, to SRC and/or SRI, or to third-parties on behalf of SRC and/or SRI, by not later than December 31, 2011.

Should FBCH fail to pay any of the Monthly Payments, the SRC Operational Expenses, or the SRI Working Capital when due, SRC shall provide ten (10) calendar days notice to FBCH to make such payment. In the event that FBCH fails to pay such Monthly Payment, SRC Operational Expense, or SRI Working Capital after this ten (10) calendar day cure period, SRC shall have the right to terminate the Parties’ Amended Stock Transfer Agreement and Amended Asset Purchase Agreement, and keep and retain all monies and financing paid or loaned by FBCH, or third-parties on behalf of FBCH, to SRC and/or SRI in connection with the contemplated asset purchase.

At such time that FBCH’s Payment Obligations are met to the satisfaction of SRC, the Parties shall fulfill their respective obligations as set forth in the Amended Stock Transfer Agreement and the Amended Asset Purchase Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed in their respective names by their respective officers duly authorized, as of the date first written above.

FBC Holdings, Inc. Super Rad Corporation

By: _______________________ By: _______________________

Name: Christopher J. LeClerc Name: Sidney Richlin

Title: CEO Title: President

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State of ___________________

County of _________________

On _____________, before me, _________________________, a Notary Public, personally appeared ____________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

________________________

Signature of Notary Public

My commission expires: ____________________

State of ___________________

County of _________________

On _____________, before me, _________________________, a Notary Public, personally appeared ____________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

________________________

Signature of Notary Public

My commission expires: ____________________

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